Exhibit 32.1

SECTION 1350 CERTIFICATION

In connection with the Annual Report of HEICO Corporation (the “Company”) on Form 10-K for the period ended October 31, 2011 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Laurans A. Mendelson, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	December 21, 2011	/s/ LAURANS A. MENDELSON
Laurans A. Mendelson
Chief Executive Officer